Exhibit 99.1

TRANSGENOMIC CLOSES BRIDGE FINANCING

Proceeds Intended to Facilitate Completion of Merger with Precipio Diagnostics During Second Quarter of 2017

OMAHA, Neb. (April 17, 2017) — Transgenomic, Inc. (OTCQB:TBIO) today reported that it has received $1.15 million in proceeds from a note bridge financing. The financing is intended to help facilitate the completion of Transgenomic’s merger with Precipio Diagnostics, LLC, which is expected to close during the second quarter of 2017. As part of the financing, Transgenomic agreed to loan 50% of the net proceeds from the sale of the bridge notes to Precipio upon substantially the same terms and conditions as the bridge notes. Transgenomic may receive additional investments of up to $100,000 in connection with the financing. Aegis Capital Corp. acted as placement agent for the note bridge financing.

About Transgenomic

Transgenomic, Inc. is a global biotechnology company advancing personalized medicine in oncology and inherited diseases through advanced diagnostic technologies, such as its revolutionary ICE COLD-PCR, which enables use of liquid biopsies for mutation detection. The company also provides specialized clinical and research services to biopharmaceutical companies developing targeted therapies. Transgenomic’s diagnostic technologies are designed to improve medical diagnoses and patient outcomes.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets, expectations regarding new clients, projects and prospects, and MX-ICP’s ability to accelerate the Company’s growth and generate revenue. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission (SEC). Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Additional Information for Transgenomic Common Stockholders

In connection with the proposed merger, Transgenomic has filed with the SEC a preliminary proxy statement relating to the approval of the merger agreement. The information in the preliminary proxy statement is not complete and may be changed. The preliminary proxy statement and this press release are not offers to sell Transgenomic securities and are not soliciting an offer to buy Transgenomic securities in any state where the offer and sale is not permitted.

The definitive proxy statement will be mailed to stockholders of Transgenomic. TRANSGENOMIC URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Transgenomic through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement (when available) and other documents filed with the SEC can also be obtained on Transgenomic’s website at www.transgenomic.com/ir/investor-information.

Transgenomic and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Transgenomic in connection with the merger. Information about the directors and executive officers of Transgenomic is set forth in Transgenomic’s annual report on Form 10-K filed with the SEC on April 13, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the definitive proxy statement regarding the proposed transaction when it becomes available.

Contacts:

Media:

Barbara Lindheim

BLL Partners

212-584-2276

blindheim@bllbiopartners.com

Investors:

Transgenomic Investor Relations

investor.relations@transgenomic.com